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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                  May 22, 1996



                     Cargill Financial Services Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




        Delaware                      33-96500              41-1492786
- ----------------------------         -----------        --------------------
(State or Other Jurisdiction         (Commission          (I.R.S. Employer
     of Incorporation)               File Number)        Identification No.)

  6000 Clearwater Avenue                                      55343
  Minnetonka, Minnesota                                     ----------
- ---------------------------                                 (Zip Code)
   (Address of Principal
    Executive Offices)


       Registrant's telephone number, including area code (612) 984-3058


                                    No Change
     ---------------------------------------------------------------------
          (Former name or former address, if changed since last report)



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Item 2. Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Loans

     Cargill Financial Services Corporation (the "Registrant") registered issuances of up to $1,000,000,000 principal amount of Mortgage Loan Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 33-96500) (as amended, the "Registration Statement"). Pursuant to the Registration Statement, Access Financial Mortgage Loan Trust 1996-2 (the "Trust") issued $210,602,000 in aggregate principal amount of its Mortgage Loan Pass-Through Certificates, Series 1996-2 (the "Certificates"), on May 22, 1996. This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Certificates, the forms of which were filed as Exhibits to the Registration Statement.

     The Certificates were issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") attached hereto as Exhibit 4.2, dated as of May 1, 1996, among Cargill Financial Services Corporation, as sponsor (the "Sponsor"), Access Financial Lending Corp., as seller (the "Seller") and master servicer (the "Master Servicer"), and Norwest Bank Minnesota, National Association, as trustee (the "Trustee"). The Certificates consist of four classes of fixed rate certificates, the Class A-2 Group I Certificates, the Class A-3 Group I Certificates, the Class A-4 Group I Certificates, the Class A-5 Group I Certificates (collectively, the "Class A Group I Certificates") and two classes of variable rate certificates, the Class A-1 Group I Certificates and the Class A-6 Group II Certificates (together, the "Class A Certificates"). In addition to the Class A Certificates the Trust will also issue a subordinate Class of Certificates (the "Class B Certificates") and one or more Classes of Residual Certificates. Only the Class A Certificates were issued pursuant to the Registration Statement. The Certificates initially evidence, in the aggregate, 100% of the undivided beneficial ownership interests in the Trust.

     The assets of the Trust consist primarily of a pool of fixed-rate, amortizing mortgage loans and adjustable rate amortizing mortgage loans which are secured by first or second liens on residential properties (the "Mortgage Loans").

     Interest distributions on the Class A Certificates are based on the Certificate Principal Balance thereof and the then applicable Pass-Through Rate thereof. The Pass-Through Rate for the Class A-1 Group I Certificates will be equal to the least of (i) the London interbank offered rate for one-month United States dollar deposits ("LIBOR") plus 0.125% per annum, (ii) the weighted average net coupon rate for the fixed rate mortgage loans as of the


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payment date, and (iii) 10% per annum. The Pass-Through Rate for the Class A-2
Group I Certificates, the Class A-3 Group I Certificates, the Class A-4 Group I Certificates and the Class A-5 Group I Certificates will be 6.925%, 7.300%, 7.625% and 7.925% per annum, respectively. The Pass-Through Rate for the Class A-6 Group II Certificates will be equal to the lesser of (i) LIBOR plus 0.33% per annum and (ii) the weighted average net coupon rate of the adjustable rate mortgage loans.

     The Class A-1 Group I Certificates have an aggregate principal amount of $58,456,000, the Class A-2 Group I Certificates have an aggregate principal amount of $38,768,000, the Class A-3 Group I Certificates have an aggregate principal amount of $16,525,000, the Class A-4 Group I Certificates have an aggregate principal amount of $14,713,000, the Class A-5 Group I Certificates have an aggregate principal amount of $13,796,000, and the Class A-6 Group II Certificates have an aggregate principal amount of $68,344,000.

     The Class B Certificates represent a beneficial ownership interest in a portion of the interest payments on the Mortgage Loans. Interest distributions on the Class B Certificates are calculated as described in the Pooling and Servicing Agreement.

     As of the Closing Date, the Mortgage Loans possessed the characteristics described in the Prospectus dated October 19, 1995 and the Prospectus Supplement dated May 15, 1996, filed pursuant to Rule 424(b)(2) of the Act on May 21, 1996. As of the Closing Date, there is no sub-servicing agreement in effect between the Master Servicer and Electronic Data Systems Corporation providing for the servicing and administration of the Mortgage Loans.



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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)  Not applicable

(b)  Not applicable

(c)  Exhibits:

     1.1 Underwriting Agreement, dated as of May 15, 1996, among Cargill Financial Services Corporation, Access Financial Lending Corp., Prudential Securities Incorporated and J.P. Morgan Securities Inc.

     4.1 Securitization Sponsorship Agreement, dated as of May 1, 1996 between Cargill Financial Services Corporation and Access Financial Lending Corp.

     4.2 Pooling and Servicing Agreement, dated as of May 1, 1996, among Cargill Financial Services Corporation, as sponsor, Access Financial Lending Corp., as seller and master servicer, and Norwest Bank Minnesota, National Association, as trustee.

     10.1 Indemnification Agreement, dated as of May 1, 1996, among Cargill Financial Services Corporation, Access Financial Lending Corp., Financial Guaranty Insurance Company, Prudential Securities Incorporated and J.P. Morgan Securities Inc.


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                                   SIGNATURES


     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


               CARGILL FINANCIAL SERVICES CORPORATION
                 as Sponsor and on behalf of ACCESS
                 FINANCIAL MORTGAGE LOAN TRUST 1996-2
               Registrant


                          By:/s/ Kenneth M. Duncan
                             ----------------------------------------
                             Name:   Kenneth M. Duncan
                             Title:  Senior Vice President


Dated:  June 6, 1996

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                                  EXHIBIT INDEX

Exhibit No.    Description                                       Page No.
- -----------    -----------                                       --------

  1.1          Underwriting Agreement, dated as of May 15,
               1996, among Cargill Financial Services
               Corporation, Access Financial Lending Corp.,
               Prudential Securities Incorporated and J.P.
               Morgan Securities Inc.

  4.1 Securitization Sponsorship Agreement, dated as of May 1, 1996 between Cargill Financial
               Services Corporation and Access Financial
               Lending Corp.

  4.2 Pooling and Servicing Agreement, dated as of May 1, 1996, among Cargill Financial Services Corporation, as sponsor, Access Financial Lending Corp., as seller and master servicer, and Norwest Bank Minnesota, National Association, as trustee.

  10.1         Indemnification Agreement, dated as of May 1,
               1996, among Cargill Financial Services
               Corporation, Access Financial Lending Corp.,
               Financial Guaranty Insurance Company,
               Prudential Securities Incorporated and J.P.
               Morgan Securities Inc.


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